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                                                                  EXHIBIT 10.86


                                 FIRST AMENDMENT
                           FEDERAL EXPRESS CORPORATION
                      RETIREMENT PLAN FOR OUTSIDE DIRECTORS

     THIS AMENDMENT is made pursuant to the authority to amend the Federal Express Corporation Retirement Plan For Outside Directors (the "Plan") as provided in paragraph 8 therein.

     WHEREAS, the Board of Directors of Federal Express Corporation at its meeting on July 19, 1993 adopted a resolution amending the Plan; and

     WHEREAS, it is necessary to conform the terms of the Plan to such amending resolution;

     NOW, THEREFORE, the Plan is hereby amended, effective September 1, 1993, in the following respects:

                                      FIRST

     Paragraph 2 is amended by deleting "10 years," where it appears in the second sentence and replacing it with the following:

         the number of years determined by reference to the following schedule:

         YEARS OF SERVICE                    DURATION OF PENSION
          AS A DIRECTOR                       PAYMENTS IN YEARS

                  5-10                             10
                  11                               11
                  12                               12
                  13                               13
                  14                               14
               15 or more                          15


                                     SECOND

         Subparagraph 3(a) is amended by deleting "10 years" where it appears in the second sentence and replacing it with the following "the number of years determined by reference to the first schedule in paragraph 2".

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         Subparagraph 3(a) is further amended by inserting "second" in the second sentence immediately following "Final Year Retainer Fee determined pursuant to the".

         AUTHORIZED BY THE BOARD OF DIRECTORS the 19th day of July, 1993.



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